Impairment (Impairment Reversal) of Mineral Stream Interests	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Impairment (Impairment Reversal) of Mineral Stream Interests

14.	Impairment (Impairment Reversal) of Mineral Stream Interests
As more fully described in Note 3.8, at every reporting period the Company assesses each PMPA to determine whether any indication of impairment or impairment reversal exists. Based on the Company’s analysis, there was an indicator of impairment and indicators of impairment reversal identified at December 31, 2022 and December 31, 2021 for the following PMPAs:

		Years Ended December 31

(in thousands)	Note	2022	2021

Gold interests

Other gold interests

777	19	$1,719	$-

Silver interests

Other silver interests

Keno Hill		$(10,330)	$-

Cobalt Interests

Voisey’s Bay		-	(156,717)

Total net impairment reversal		$(8,611)	$(156,717)
Voisey’s Bay – Impairment Reversal
At June 30, 2019, the Company determined there to be an impairment charge relative to the Voisey’s Bay cobalt interest (“Voisey’s Bay PMPA”) due to a significant decline in market cobalt prices and a sale of a similar PMPA by a third-party group at a price significantly below Wheaton’s comparable carrying value for the Voisey’s Bay PMPA. At June 30, 2019, management estimated that the recoverable amount under the Voisey’s Bay PMPA was $227 million, representing its FVLCD and resulting in an impairment charge of $166 million.
At December 31, 2021, an indicator of impairment reversal was identified relative to the Voisey’s Bay PMPA as a result of significant and sustained increases in the market prices of cobalt over the year ended December 31, 2021 compared to market prices of cobalt at the time the original impairment was recorded. Management estimated that the recoverable amount at December 31, 2021 of the Voisey’s Bay PMPA exceeded the carrying amount that would have been determined, net of depletion, had no impairment charge been recognized for the PMPA in prior years. The recoverable amount represented its FVLCD and resulted in an impairment reversal of $157 million at December 31, 2021 which represented a full reversal of the impairment charge recorded in the year ended December 31, 2019, net of depletion that otherwise would have been recorded. The recoverable amount of the Voisey’s Bay PMPA was estimated using a discounted cash flow model with an average discount rate of 8% and an average projected market price of cobalt of $23.97 per pound. As this valuation technique requires the use of estimates and assumptions such as commodity prices, discount rates, recoverable pounds of cobalt and operating performance, it is classified within Level 3 of the fair value hierarchy.
Keno Hill – Impairment Reversal
At December 31, 2015, the Company determined there to be an impairment charge of $10.5 million relative to the Keno Hill PMPA due to the suspension of operations at the Bellekeno mine.
As discussed in Note 1
3
, on September 7, 2022, the Company terminated the Keno Hill PMPA in exchange for 34,800,989 common shares of Hecla valued at $141 million. This value exceeded the carrying amount of the Keno Hill PMPA that would have been determined, net of depletion, had no impairment charge been recognized for the Keno Hill

PMPA. As a result, an impairment reversal of $10.3 million has been recorded for the year ended December 31, 2022, which represents a full reversal of the impairment charge recorded in the year ended December 31, 2015, net of depletion that otherwise would have been recorded. The recoverable amount of the Keno Hill PMPA was determined based on the value of the consideration received in exchange for its termination, and as such is classified within Level 1 of the fair value hierarchy.